Vanguard Variable Insurance Fund

Global Bond Index Portfolio

Summary Prospectus

April 26, 2019

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 26, 2019, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-522-5555 or by sending an email request to
online@vanguard.com.

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.13%

Example

The following example is intended to help you compare the cost of investing in the Portfolio (based on the fees and expenses of the underlying funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual operating expenses of the Portfolio and its underlying funds remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166

Portfolio Turnover

The Portfolio may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in a mix of Vanguard mutual funds and Vanguard Variable Insurance Fund (VVIF) portfolios (underlying funds) according to an asset-allocation strategy that reflects an allocation of approximately 70% of the Portfolio’s assets to domestic fixed income securities and 30% to non-U.S. fixed income securities. Through this asset allocation strategy, the Portfolio seeks to track the investment performance of a composite index consisting of 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). The Portfolio currently employs this strategy by investing in one Vanguard mutual fund and one VVIF portfolio.

The Portfolio’s indirect fixed income holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard, typically with foreign currency exchange forward contracts, to minimize foreign currency exposure).

Under normal circumstances, the Portfolio will invest at least 80%, and usually all or substantially all, of its assets in underlying funds that together seek to track the Portfolio’s target index.

The Portfolio’s board of trustees may change the mix of underlying funds or the targeted allocation to the underlying asset classes and index without shareholder approval.

Principal Risks

An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio’s share price and total return to fluctuate within a wide range, like the fluctuations of the global fixed income market. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because the underlying funds primarily invest in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund’s return.

• Income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, which may reduce the Portfolio’s income.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the underlying fund. The underlying fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates.

• Liquidity risk, which is the chance that the underlying fund may not be able to sell a security in a timely manner at a desired price.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value or liquidity of securities issued by foreign governments, government agencies, or companies. Because an underlying fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Portfolio’s performance may be hurt disproportionately by the poor performance of the underlying fund’s investments in that area.

• Currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

• Nondiversification risk, which is the chance that the Portfolio’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. One of the underlying funds is considered nondiversified, which means that it may invest a significant percentage of its assets in bonds issued by a small number of issuers.

• Index sampling risk, which is the chance that the securities selected for the underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund’s target index.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows the performance of the Portfolio in its first full calendar year. The table shows how the average annual total returns of the Portfolio compare with those of a composite index and a comparative index, which have investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.

Annual Total Returns — Global Bond Index Portfolio

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.67% (quarter ended December 31, 2018), and the lowest return for a quarter was –0.83% (quarter ended March 31, 2018).

Average Annual Total Returns for Periods Ended December 31, 2018
		Since
		Inception
		(Sep. 7,
	1 Year	2017)
Global Bond Index Portfolio	0.78%	0.48%
Comparative Indexes
(reflect no deduction for fees or expenses)
Global Bond Composite Index in USD	0.89%	0.55%
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	–0.08	–0.36

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has managed the Portfolio since its inception in 2017.

Tax Information

The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.

Payments to Financial Intermediaries

The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

Vanguard Variable Insurance Fund Global Bond Index Portfolio—Portfolio Number 804

CFA® is a registered trademark owned by CFA Institute.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Bond Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Bond Index Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Bond Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Bond Index Portfolio or the owners of the Global Bond Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Bond Index Portfolio. Investors acquire the Global Bond Index Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Bond Index Portfolio. The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Bond Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Bond Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GLOBAL BOND INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

To request additional information about the Fund, please visit vanguard.com or contact us at 800-522-5555.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 804 042019